SECURITIES  PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of November 30, 2012 (this "Agreement''), is entered  into by and  between NOVATION HOLDINGS, INC., a Florida corporation  (the "Company"),  and ISP HOLDINGS, LLC, a Utah limited liability company, its successors and/or assigns (the "Buyer").

RECITALS:

A.         The  Company  and the  Buyer are  executing  and  delivering  this  Agreement  in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission   (the  "SEC")  under  the  Securities  Act  of  1933,  as  amended  (the  "1933   Act"),  and/or Section 4(2) of the 1933 Act.

B.         The Buyer wishes to acquire from the Company,  and the Company  desires to issue and sell to the Buyer, the Note(s) (as defined below), which Notes will be convertible  into shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), upon the terms and subject to the conditions of the Notes, this Agreement and the other Transaction  Documents (as defined below).

C.          In  partial  consideration   of  the  Note(s),  the  Buyer  wishes  to  sell  and  assign  to  the Company,  and the Company  wishes  to purchase  and acquire  from  the  Buyer,  the Interest  (as  defined below),  upon  the  terms  and  subject  to  the  conditions  of  this  Agreement  and  the  other  Transaction Documents (as defined below).

NOW THEREFORE, in consideration  of the premises and the mutual covenants  contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I.      CERTAIN DEFINITIONS.  As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

"Affiliate" means, with respect to a specific Person referred to in the relevant provision, another

Person who or which controls or is controlled by or is under common control with such specified Person. "Burgoyne" means Burgoyne Internet Services, LLC, a Utah limited liability company.

"Buyer's Counsel" means Hansen Black Anderson PLLC.

"Buyer Control Person" means  each  manager,  executive  officer,  promoter,  and  such  other Persons as may be deemed in control of the Buyer pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

"Cash Consideration" means the sum of $50,000.

"Certificate of Incorporation" means the certificate of incorporation, articles of incorporation or other charter document (howsoever denominated) of the Company, as amended to date.

"Closing Date" means the date of the closing of the purchase and sale of the Securities and the

Interest.

"Company Control  Person"  means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

"Company Counsel" means Haseltine Law Office.

"Company's SEC Documents" means the Company's filings on the SEC's EDGAR system.

Notes.

"Conversion Date" means the date a Holder submits a Conversion Notice, as provided in the

"Conversion Notice" has the meaning ascribed to it in the Notes. "Conversion Price" has the meaning ascribed to it in the Notes. "Conversion Shares" has the meaning ascribed to it in the Notes.

"Delivery Date" means the date that Conversion Shares are required to be delivered to Holder under Section 3 or Section 8 of the Notes, as applicable.

"DTC" means the Depository Trust Company.

"DTC/FAST Program" means the DTC's Fast Automated Securities Transfer Program. "DWAC" means Deposit Withdrawal at Custodian as defined by the DTC.

"DWAC  Eligible  Conditions"  means that (a) the Common Stock is eligible at DTC for full services  pursuant to DTC's  Operational Arrangements, including without limitation transfer through DTC's DWAC system, (b) the Company has been approved (without revocation) by the DTC's underwriting department, and (c) no later than 180 days after the Closing Date, the Transfer Agent is approved as an agent in the DTC/FAST Program.

"Holder" means the Person holding the relevant Securities at the relevant time. "Ikano" means Jkano Communications, Inc., a Utah corporation.

"Interest" means a one hundred percent (100%) membership interest of Burgoyne.

"Last  Audited Date" means the date of the audit for the fiscal year ended August 31, 2012. "Market Price" has the meaning ascribed to it in the Notes.

"Material Adverse  Effect'' means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) adversely affect the legality, validity or enforceability of the Notes or any of the other Transaction Documents, (b)  have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its subsidiaries, taken as a whole, or (c) adversely impair the Company's  ability to perform fully on a timely basis its material obligations under any of the Transaction Documents or the transactions contemplated thereby.

"Maturity Date" has the meaning ascribed to it in the Initial Note.

"Outstanding Balance" has the meaning ascribed to it in the Notes.

"Permitted Liens" means (a) any Lien (as defined herein) for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (b) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, and (c) any Lien created by operation of law, such as materialmen's  liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings.

"Person" means any  living person or any entity, such as,  but not necessarily limited to, a corporation, partnership or trust.

"Principal Trading Market" means (a) NYSE Amex, (b) the New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, (e) the OTC Bulletin Board, (f) the OTCQX or OTCQB, or (g) such other market on which the Common Stock is principally traded at the relevant time, but shall not include OTC Pink (a.k.a., the "pink sheets").

"Purchase Price"  means the Cash Consideration plus the agreed-upon $200,000 value of the

Interest.

"Registration Statement" means a registration statement of the Company under the 1933 Act covering securities of the Company (including Common Stock) on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

"Rule 144" means (a) Rule 144 promulgated under the 1933 Act or (b) any other similar rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration under the 1933 Act.

"Second  Note Purchase  Condition" mean that the median daily dollar volume of the Common Stock on its Principal Trading Market for any consecutive thirty Trading Day period is equal to or in excess of $50,000, where daily dollar volume is computed as follows: the VWAP (as defined in the Notes) for the Common Stock multiplied by the number of shares of Common Stock traded on a given Trading Day. Unless the Second Note Purchase Condition is satisfied within one (I)  year of the date of this Agreement, it shall be deemed to have not been satisfied.

"Securities" means the Notes and the Shares.

"Shares" means the shares of Common Stock representing any or all of the Conversion Shares. "State of Incorporation" means Florida.

"Subsidiary" or "Subsidiaries" means, as of the relevant date, any subsidiary or subsidiaries of the Company (whether or not included in the Company's  SEC Documents) whether now existing or hereafter acquired or created.

"Trading Day" means any day during which the Principal Trading Market shall be open for business.

"Transaction Documents"  means this Agreement, the Notes, the Transfer Agent Letter, the

Pledge Agreement, the Burgoyne Security Agreement, the Guaranty, the Internet Services Agreement

Assignment, the Transition Services Agreement, the !kana Consent, the Interest Assignment, and all other certificates  (including without limitation the Secretary's Certificate), documents, agreements,  resolutions and instruments delivered to any party under or in connection  with this Agreement, as the same may be amended from time to time.

"Transfer Agent" means, at any time, the transfer agent for the Common Stock.

"Wire Instructions" means the wire instructions for the Cash Consideration,  as provided  by the

Company, set forth on ANNEX I.

2.

AGREEMENT TO PURCHASE: PURCHASE PRICE.

2.1.

Purchase and Sale of Note(s).

(a)         Subject  to  the  terms  and  conditions  of  this  Agreement  and  the  other Transaction  Documents, the undersigned  Buyer hereby agrees to purchase from the Company a Secured Convertible  Promissory Note in the principal  amount of $280,000.00  substantially  in the form attached hereto as ANNEX II (the "Initial Note"). In consideration thereof, the Buyer shall deliver the following consideration to the Company at the Closing (defined below):

(i)         The Interest, pursuant to the terms set forth in Section 2.2 below. The Buyer and the Company acknowledge  and agree that the Interest has a fair market value of

$200,000 as of the Closing.

(ii)

the Cash Consideration,  which shall  be paid to the Company at

Closing (defined below) in accordance with the Wire Instructions.

(b)         In addition  to the satisfaction  of the conditions  set forth  in Section  I 0 below, upon the satisfaction of the Second Note Purchase Condition and provided no Event of Default (as defined in the Notes) has occurred as of such date, the undersigned Buyer covenants to purchase from the Company an additional Secured Convertible Promissory Note in the principal amount of $50,000.00  (the "Second  Note,"   and  together  with  the  Initial  Note,  the  "Notes"). The  Second   Note  shall  be  in substantially  the same form as the Initial Note. In consideration of the Company's issuance of the Second Note, Buyer shall pay to the Company the sum of$50,000.00 (the "Second  Note Consideration") in cash in connection with the Company's issuance to Buyer of the Second Note.

(c)

In  consideration   for   the   Cash   Consideration   and  the   Interest,   the

Company shall, at the Closing (defined below):

(i)         execute  and  deliver  to  the  Transfer   Agent,  and  the  Transfer Agent  shall  execute  to  indicate  its acceptance  thereof,  the  irrevocable  letter  of  instructions  to transfer  agent  substantially  in the  form  attached  hereto as ANNEX  III (the "Transfer  Agent Letter");

(ii)        cause to be executed and delivered to the Buyer a fully executed secretary's certificate and written consent of directors evidencing the Company's approval of the Transaction  Documents substantially  in the forms attached  hereto as ANNEX  IV (together, the "Secretary's Certificate");

(iii)       cause to be executed and delivered to the Buyer a fully executed share issuance resolution to be delivered to the Transfer Agent substantially  in the form attached hereto as ANNEX V ("Share Issuance Resolution");

(iv)

execute  and deliver to the Buyer a Membership  Interest  Pledge

Agreement substantially  in the form attached hereto as ANNEX VI (the "Pledge Agreement");

(v)        cause Burgoyne to execute and deliver to the Buyer a Security Agreement  substantially  in the form attached  hereto as ANNEX  VII (the "Burgoyne Security Agreement'');

(vi)       cause Burgoyne to execute and deliver to the Buyer a Guaranty substantially  in the form attached hereto as ANNEX VIII (the "Guaranty");

(vii)      execute  and  deliver  to  the  Buyer  an  Assignment  of  Internet Services  Agreement  substantially   in the  form  attached  hereto  as  ANNEX  IX  (the  "Internet Services Agreement Assignment"), and cause  Ikano and Burgoyne  to execute  and deliver  the same;

(viii)     cause Burgoyne to execute and deliver to the Buyer a Transition Services  Agreement  substantially  in the form  attached  hereto  as ANNEX  X (the "Transition Services Agreement"); and

(ix)      execute and deliver to the Buyer a Consent and Agreement substantially  in the form attached hereto as ANNEX XI (the "Ikano Consent"), and cause Ikano and Burgoyne to execute and deliver the same.

2.2.       Purchase  and  Sale  of  Interest.    Subject  to  the  terms  and  conditions   of  this Agreement and the other Transaction  Documents, and by way of the Interest Assignment  (as defined  in Section 9.2 below), as pa1tial consideration  for the Initial Note, the Buyer hereby agrees to sell, assign, transfer, convey and deliver the Interest to the Company, and the Company  hereby agrees to purchase, acquire and accept from the Buyer, the Interest.

2.3.       Form of Payment: Deliverv of Securities.  The purchase and sale of the Securities shall take place at a closing (the "Closing") to be held at the offices of the Buyer on the Closing Date.  At the Closing,  the Company will deliver the Transaction  Documents  to the Buyer against  delivery  by the Buyer to the Company of the Cash Consideration and the Interest.

2.4.       Purchase Price. The Initial Note carries an original  issue discount of $15,000.00 (the "OlD").  In addition, the Company agrees to pay $15,000.00  to the Buyer to cover the Buyer's  legal fees, accounting  costs, due diligence, monitoring and other transaction  costs incurred in connection  with the purchase and sale of the Securities (the "Transaction Expense Amount"), all of which is included in the  initial  principal  balance  of  the  Initial  Note (the "Carried  Transaction  Expense Amount"). The Purchase Price for the Initial Note (made up of both the Cash Consideration  and the value of the Interest), therefore,  shall  be $250,000.00,  computed  as follows: $280,000.00  original  principal  balance, less the OlD, less the Carried Transaction Expense Amount.

2.5.       Allocation.  The  Buyer and the  Company  agree  to  report  all  items  of  income, gain, or  loss related to the  purchase and sale  of the Interest  consistent  with the principles  set forth  in Situation  2 of Rev-Rule  99-6  whereby: (i) Burgoyne  shall  be treated  as terminating  pursuant  to Code Section 708(b)(I)(A); (ii) the Buyer shall report the gain or loss on the sale of the Interest in accordance with Code Section 741; and (iii) the Company shall treat the acquisition of the Interest as if Burgoyne made a liquidation distribution of all of its assets and liabilities to the Buyer and, immediately following such liquidation distribution the Company acquired by purchase all of Burgoyne's assets and liabilities. Accordingly, not later than ninety (90) days after the Closing Date, the Buyer shall prepare and deliver to the Company copies of Form 8594 and any required exhibits thereto (the "Asset Allocation Statement") allocating the portion of the Purchase Price attributable to the Interest, i.e., $200,000.  The Buyer shall prepare and deliver to the Company from time to time revised or supplemental copies of the Asset Allocation Statement (the "Revised  Asset Allocation Statements") so as to report any matters on the Asset Allocation Statement that need updating or as may be required by Section I 060 of the Code or applicable regulations thereunder (including Purchase Price adjustments, if any).   The  portion of the Purchase Price attributable to the Interest, i.e., $200,000, shall be allocated in accordance with the Asset Allocation Statement or, if applicable, the last Revised Asset Allocation Statement provided by the Buyer to the Company, and all tax returns and reports filed by the Company and the Buyer shall be prepared consistently with such allocation.  The Asset Allocation Statement (and, if applicable, all Revised Asset Allocation Statements) shall be prepared in the manner consistent with Section 1060 of the Code and the Treasury regulations promulgated thereunder.

2.6.

Burgoyne Liabilities, Revenue & Cash: Settlement.   Notwithstanding any other provision contained herein:

(a)        The Buyer shall be responsible for all accrued liabilities and accounts payable of Burgoyne (including all amounts owed to Ikano) existing or accrued as of October 31, 2012 (the "October 31 Liabilities"), but for no other liabilities or accounts payable of Burgoyne.

(b)        The Buyer shall be entitled to all payments from Burgoyne customers issued or made prior to November I, 2012 (including prepaid amounts), or that otherwise relate to a billing period ending prior to November I, 2012 (the "Pre-October Payments"), regardless of when such payments are actually received by or on behalf of Burgoyne.

(c)        Prior  to  the  Closing, the  Buyer caused  Burgoyne to  prepay certain amounts with respect to web filtering and other services provided by Centipede.   All such  prepaid amounts shall be prorated for the applicable pre-payment period and the Company shall cause Burgoyne to reimburse the Buyer for all such prepaid amounts that relate to the period occurring on and after the Closing Date (the "Post-Closing Prepaid  Expense").

(d)        Burgoyne shall be permitted to make a distribution of all of its cash to Buyer prior to the Closing, and, regardless of whether such cash is actually transferred from Burgoyne's accounts, all cash (and deposit accounts) of Burgoyne as of the Closing shall be deemed to be and shall thereafter remain the sole property of the Buyer.

On or before December 31,2012, (y) the Buyer shall reimburse Burgoyne for any October 31 Liabilities that were discharged by Burgoyne after the Closing, and (z) the Company shall cause Burgoyne (i) to reimburse the Buyer for the Post-Closing Prepaid Expense and (ii) to remit to the Buyer an amount equal to all Pre-October Payments received by or on behalf of Burgoyne.  The parties shall share necessary information and otherwise cooperate and work together in good faith to accomplish the foregoing settlement.

3.          BUYER  REPRESENTATIONS  AND  WARRANTIES.  The  Buyer  represents  and warrants to, and covenants and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

3.1.       Binding Obligation. The Transaction  Documents to which the Buyer is a party, and  the  transactions  contemplated  hereby  and thereby,  have  been duly  and  validly  authorized  by the Buyer.  This Agreement  has been executed and delivered by the Buyer, and this Agreement  is, and each of the other Transaction  Documents to which the Buyer is a party, when executed and delivered  by the Buyer (if necessary),  will be valid and binding obligations  of the Buyer enforceable  in accordance  with their  respective  terms,  subject  as to  enforceability  to general  principles  of  equity  and  to  bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors'  rights generally.

3.2.       Accredited  Investor Status. The Buyer is an "accredited  investor" as that term is defined in Regulation D.

3.3.       Organization;  Authority  and  Qualification.    Burgoyne  (i)  is a  limited  liability company  duly organized,  validly existing, and in good standing under the laws of the State of Utah, (ii) has the power and authority to conduct the business in which  it presently  is engaged, to enter into this Agreement, and to perform its obligations hereunder and (iii) is qualified to do business in, and is in good standing  in, each jurisdiction  where the nature of its business  in such jurisdiction  requires  it to  be so qualified.

3.4.

Capitalization; Title.

the Company.

(a)

The Buyer owns of record all of the outstanding  membership  interests in

(b)       There are no existing options, warrants, rights, commitments or other agreements  of  any  character  to  which  the  Buyer  is a  party,  requiring,  or  which  upon  conversion  or exchange  would  require, the  issuance, sale  or transfer  of any membership  interest  in Burgoyne  or of securities   convertible   into,  exchangeable   for  or  evidencing  the  right  to  subscribe   for  or  purchase membership  interests in Burgoyne.

(c)         The  Buyer owns the  Interest free  and  clear  of any and  all  mortgages, pledges, security  interests, encumbrances,  easements,  restrictions, charges, or other liens, except as may arise under state and federal securities laws.

3.5.       Noncontravention.    The execution,  delivery,  and  performance  by the  Buyer of this Agreement does not and will not (a) violate or breach the charter documents of Burgoyne, or violate, conflict with, breach, or cause a default under (presently, with the giving of notice, or with the passage of time) any agreement to which Burgoyne is a party or by which any of its assets are bound, in a manner that could reasonably  be expected to have a material adverse effect on Burgoyne's financial condition or business as now conducted, or (c) result in the creation or imposition of any mortgage,  pledge, security interest, encumbrance, easement, restriction, charge, or other lien upon any assets of Burgoyne (other than as specifically provided for in the Transaction Documents).

3.6.       Tax Returns and Payments.  Burgoyne has timely filed all tax returns required to be filed by it with appropriate federal, state and local governmental  agencies, except where the failure to do so would  not have a material adverse effect on Burgoyne's financial  condition  or business  as now conducted. These returns and reports are true and correct in all material respects.  All taxes shown to be due and payable on such returns, any assessments imposed, and, to Burgoyne's knowledge, all other taxes due and payable by Burgoyne on or before the Closing have been paid.

3.7.        Absence   of  Litigation.     There   is  no  action,   suit,   proceeding,   inquiry   or investigation  before or by any court, public board or body pending or, to the knowledge  of the Buyer, threatened against or affecting the Buyer or Burgoyne before or by any governmental authority or non governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on Burgoyne's financial condition or business as now conducted or which would adversely affect the validity or enforceability of, or the authority or ability of Buyer to sell the Interest pursuant to this Agreement. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Buyer or Burgoyne is a party or by which the Buyer or Burgoyne or any of their respective properties is bound, that involve the transactions contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a material adverse effect on Burgoyne's financial condition or business as now conducted.

3.8.       Internet Services Agreement. The Internet Services Agreement dated as effective March 21, 2003, as subsequently amended, under which IKANO Communications, Inc. is providing certain services to Burgoyne, is, and at Closing will be, in full force and effect, without default by Burgoyne, and there is no notice of termination or other act or circumstance known to Buyer that would prevent or preclude the automatic extension of the Internet Services Agreement on December I, 2012 by its terms for an additional one year period, or which would cause a termination or default as a result of the transfer of the Burgoyne Member Interest to the Company hereunder.

3.9.      No Other Representations; Investigation.   The Buyer acknowledges that the Company has not made and is not making any representations or warranties whatsoever regarding the subject  matter  of  this  Agreement, express  or  implied, except  as  provided  this  Agreement  or  any agreement, document or instrument contemplated hereby to which the Company is a party, and that the Buyer is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties of the Company in this Agreement or any agreement, document or instrument contemplated hereby to which the Company is a party.    The Buyer represents that in making the decision to transfer the Interest and to undertake the Loan, it has relied solely on its own independent investigation, the express representations, warranties, and covenants set forth in this Agreement, and the Buyer's  own assessment of the past, current, and future business, federal and state regulatory requirements, and operational requirements of the Company.  Accordingly, the Buyer acknowledges, represents and warrants that, except as expressly set forth in this Agreement or any other applicable Transaction Document, neither the Company nor any officer, director, manager, consultant, or employee of the Company has made, and the Buyer has not relied upon, any representations and warranties of any nature whatsoever.   The Buyer acknowledges, represents and warrants that (a) it has had an opportunity to conduct its own investigation with respect to the  Company,  and  to  ask  such  questions of  the  Company  with  respect to  the  Company  and  the Transaction as the Buyer considered necessary or appropriate in connection with such investigation, (b) the Buyer has had access to or received all information that the Buyer believes is necessary or appropriate to enable it to make its investment decision, and (c) the Buyer has had the opportunity to ask questions of and receive answers from officers and management executives of the Company concerning the Company and the Transaction. Notwithstanding the foregoing, the Company has not disclosed any material nonpublic  information to  the  Buyer  in  connection with  the  Buyer's  due  diligence  related  to  this Transaction or otherwise.

4.

COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Buyer as of the date hereof and as of the Closing Date that;

4.1.       Rights of Others Affecting the Transactions.  There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities. No other party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Documents.

4.2.  Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted  or  property owned  by  it  makes such  qualification  necessary, other  than  those jurisdictions in which the failure to so qualifY would not have or result in a Material Adverse Effect. The Company  has  registered  its  stock  under Section 12(g) of  the  Securities Exchange Act  of  I 934,  as amended (the "1934 Act"), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the

I 934 Act. The Company has not taken any action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act, nor has the Company received any notification that the SEC is contemplating terminating such registration.  The Common Stock is quoted on the Principal Trading Market.  The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. The Company has not, in the twelve (I2) months preceding the date hereof, received notice from the Principal Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.3.

Authorized Shares.

(a)        The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, $0.001 par value per share, of which 33,287,857 are outstanding at November

7, 2012.  Of the outstanding shares of Common Stock, approximately 5,940,568 shares are owned (either directly or beneficially) by Affiliates of the Company.

(b)        Other than as set forth in the Company's SEC Documents, there are no outstanding securities which are convertible into or exchangeable for shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future.

(c)       All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. After considering all other commitments that may require the issuance of Common Stock, the Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date, were the Notes issued and fully converted on that date.

(d)        The Shares have been duly authorized by all necessary corporate action on the part of the Company as of or prior to the Closing in accordance with the terms of this Agreement, and, when issued on conversion of, or in payment of interest on the Notes in accordance with the terms thereof, will have been duly and validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, and will not subject the Holder thereof to personal liability by reason of being a Holder.

Company presently has no claims or defenses of any nature whatsoever with respect to the Conversion

Shares.

4.4.      Transaction Documents and Stock. This Agreement and each of the other Transaction Documents, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and this Agreement is, and the Notes, and each of the other Transaction Documents, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

4.5.      Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company, the issuance of the Securities in accordance with the terms hereof and thereof, and the consummation by the Company of the other transactions contemplated by this Agreement, the Notes, and the other Transaction Documents do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (a) the Certificate of Incorporation or bylaws of the Company, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which such party or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (c) to the Company's  knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of the Company's  properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

4.6.       Approvals.  No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

4.7.       Filings:  Financial  Statements.    None  of  the  Company's   SEC  Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances  under  which  they  were  made,  not  misleading. The  Company  has  filed  all  reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any  such  report, schedule, form, statement or  other document prior to  the expiration  of  any such extension.   As of their respective dates, the financial statements of the Company included in the Company's  SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.   Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied,  during  the  periods  involved (except  (a)  as  may  be  otherwise  indicated  in  such  financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Buyer which is not included in the Company's SEC Documents, including, without limitation, information referred to in this

Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

4.8.       Absence of Certain Changes.   Since the Last Audited Date, there has been no Material Adverse Effect. Since the Last Audited Date, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (b) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary  course  of  business consistent  with  past  practices; (c)  declared  or  made  any  payment  or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to  purchase or redeem, any shares of its capital stock; (d) sold, assigned or transferred any other material tangible assets, or canceled any material debts owed to the Company by any third party or material claims of the Company against any third party, except in the ordinary course of  business consistent with  past practices; (e) waived any rights of  material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (f) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (g) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

4.9.       Full Disclosure.  There is no fact known to the Company or that the Company should  know after having made all reasonable inquiries (other than  conditions  known to the  public generally or as disclosed in the Company's SEC Documents since the Last Audited Date) that has not been disclosed in writing to the Buyer that would reasonably be expected to have or result in a Material Adverse Effect.

4.10.     Absence  of   Litigation.  There   is  no  action,  suit,  proceeding,  inquiry  or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or non governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Documents. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which the Company or any of its properties is bound, that involve the transactions contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

4.11.     Absence of Events of Default.  Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to (a) its Certificate of Incorporation or bylaws or other organizational documents, each as currently in effect, or any material judgment, order, writ, decree, statute, rule or regulation applicable to such entity; or (b) any material mortgage, indenture, agreement, instrument or contract to which such entity is a party or by which it or any of its properties or assets are bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), except such breach or default which would not have or result in a Material Adverse Effect.

4.12.     Absence of Certain Company Control Person Actions or Events.  None of the following has occurred during the past five (5) years with respect to a Company Control Person:

11

                                            (a) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he or she was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two (2) years before the time of such filing;

(b)        Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)        Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

(i)         acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

(ii)

engaging in any type of business practice; or

(iii)      engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)        Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) calendar days the right of such Company Control Person to engage in any activity described in Section 4.12(c)) above, or to be associated with Persons engaged in any such activity; or

(e)       Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

4.13.     No  Undisclosed  Liabilities  or  Events.  The  Company  has  no  liabilities  or obligations other than those disclosed in the Transaction Documents or the Company's most recently filed SEC Documents (Form 10-K or 10-Q) or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstance has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable laws, rules or regulations, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.   There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (a) change the Certificate of Incorporation or  bylaws of  the Company, each as currently  in effect, with or  without stockholder approval,  which  change  would  reduce or  otherwise adversely affect  the  rights  and  powers of  the stockholders of the Common Stock, or (b) materially or substantially adversely change the business, assets or capital of the Company, including its interests in Subsidiaries.

4.14.    No Integrated Offering.  Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, made any offer or sale of any security of the Company or solicited any offer to buy any such security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

4.15.     Dilution.  Each of the Company and its executive officers and directors is aware that the number of shares of Common Stock issuable upon the execution of this Agreement, the conversion of the Notes, or pursuant to the other terms of the Transaction Documents may have a dilutive effect on the ownership interests of the other stockholders (and Persons having the right to become stockholders) of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon each conversion of the Notes is binding upon the Company and enforceable regardless of the dilution such issuances may have on the ownership interests of other stockholders of the Company, and the Company will honor such obligations, including honoring every Conversion Notice, unless the Company is subject to an injunction (which injunction was not sought by the Company or any of its directors or executive officers) prohibiting the Company from doing so.

4.I 6.     Fees to Brokers. Placement Agents and Others  The Company has taken no action which would give rise to any claim by any Person for a brokerage commission, placement agent or finder's fees or similar payments by the Buyer relating to this Agreement or the transactions contemplated hereby.  Except for such fees arising as a result of any agreement or arrangement entered into by the Buyer without the knowledge of the Company (a "Buyer's Fee"), the Buyer shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of the Buyer, its employees, officers, directors, stockholders, managers, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys' fees) and expenses suffered in respect of any such claimed or existing fees (other than a Buyer's Fee, if any).

4.17.     Disclosure.  All information relating to or concerning the Company set forth in the Transaction Documents or in the Company's SEC Documents or other public filings provided by or on behalf of the Company to the Buyer is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which under applicable laws, rules or regulations, requires public disclosure or announcement by the Company.

4.18.     Confirmation.  The Company agrees that, if, to the knowledge of the Company, any events occur or circumstances exist prior to the payment of the Cash Consideration or transfer of the Interest by the Buyer to the Company which would make any of the Company's  representations or warranties set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer in writing prior to such date of such events or circumstances, specifying which representations or warranties are affected and the reasons therefor.

4.19.    Title. The Company and the Subsidiaries, if applicable, own and have good and marketable title in fee simple absolute to, or a valid  leasehold interest in, all  their  respective real properties and good title to their other respective assets and properties, subject to no liens, claims or encumbrances except as have been disclosed to the Buyer.

4.20.

Intellectual Property.

(a)        Ownership.     The  Company  owns  or  possesses  or  can  obtain  on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, published and unpublished works of authorship, processes and any and all other proprietary rights ("Intellectual Property") necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect.  Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company's business, all of which have been made available for review by the Buyer, there are no outstanding options, licenses or agreements relating to the Intellectual Property of the Company, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis therefor. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the present conduct of its business other than in the ordinary course of its business. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of intellectual  Property, other than in the ordinary course of its business.

(b)        No Breach by Employees.  The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company's  business as presently conducted.  Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's  business as presently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.   The  Company does not believe it  is or will  be necessary to  use any inventions of any of its employees made prior to their employment by the Company of which it is aware.

4.21.     No Shell Company. The Company is not, nor has it been for at least a period of one year or more prior to the date of this Agreement, the type of "issuer" defined in Rule 144(i)( I) under the 1933 Act.

4.22.

Environmental Matters.

(a)        No Violation. There are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous  substances  or  wastes  (collectively,  "Hazardous  Materials")  into  the  environment,  or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(b)        No Hazardous Materials. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real  property currently owned,  leased or  used by the Company or  any  of  its Subsidiaries, and  no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

(c)        No Storage Tanks.  There are no underground storage tanks on or under any real  property owned, leased or  used by the Company or any of  its Subsidiaries that are not in compliance with applicable law.

4.23.     No Other Representations: Investigation.  The Company acknowledges that the Buyer has not made nor is making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided this Agreement or any agreement, document or instrument contemplated hereby to which the Buyer is a party, and that the Company is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except for the representations and warranties of the Buyer in this Agreement or any agreement, document or instrument contemplated hereby to which the Buyer is a party. The Company represents that in making the decision to purchase and acquire the Interest, it has relied solely on its own independent investigation, the express representations, warranties, and covenants set forth in this Agreement, and the Company's own assessment of the past, current, and future business, federal and state regulatory requirements, and operational requirements of Burgoyne.  Accordingly, the Company acknowledges, represents and warrants that, except as expressly set forth in this Agreement or any other applicable Transaction Document, neither the Buyer nor any officer, manager or employee of the Buyer or Burgoyne has made, and the Company has not relied upon, any representations and warranties of any nature whatsoever. The Company acknowledges, represents and warrants that (a) it has had an opportunity to conduct its own investigation with respect to Burgoyne and the Interest, and to ask such questions of the Buyer and Burgoyne with respect to the Interest and Burgoyne as the Company considered necessary or appropriate in connection with such investigation, (b) the Company has had access to or received all information that the Company believes is necessary or appropriate to enable it to make its investment decision, and (c) the Company has had the opportunity to ask questions of and receive answers from officers and management executives of Burgoyne concerning the  Interest and Burgoyne.

4.24.    Investment Intent.   The Company is acqumng and will hold the Interest for investment for its account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the 1933 Act.

   4.25.

  No Registration.    The Company understands that the Interest has not been

registered under the 1933 Act by reason of exemption therefrom and that the Interest must be held indefinitely, unless the Interest is subsequently registered under the 1933 Act or an exemption applies.

4.26.    Risk of Loss.   The Company is aware that its purchase of the Interest is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Company is able, without impairing its financial condition, to hold the Interest for an indefinite period and to suffer a complete loss of the Company's investment in the Interest.

5.         CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

5.1.

Covenants and Acknowledgements of the Buyer.

(a)        Transfer Restrictions.  The Buyer acknowledges that (i) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as included in an effective Registration Statement, the Shares have not been and are not being registered under the 1933

Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the  Company an  opinion of  counsel, reasonably satisfactory  in form,  scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided herein, neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

(b)        Restrictive Legend. The Buyer acknowledges and agrees that, until such time as the relevant Securities have been registered under the 1933 Act, and may be sold in accordance with an effective Registration Statement, or until such Securities can otherwise be sold without restriction, whichever is earlier, the certificates and other instruments representing any of the Securities not delivered via DWAC shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

5.2.      Covenants. Acknowledgements and Agreements of the Company. As a condition to the Buyer's obligation to purchase the Securities contemplated by this Agreement, and as a material inducement for the Buyer to enter into this Agreement and the other Transaction Documents, until all of the Company's obligations hereunder and the Notes are paid and performed in full, or within the timeframes otherwise specifically set forth below, the Company shall comply with the following covenants:

(a)

       Filings.

  From the date hereof until the date that is six (6) months after all the Conversion Shares either have been sold by the Buyer, or may permanently be sold by the Buyer without any restrictions pursuant to Rule 144 (the "Registration Period"),  the Company shall   timely make all filings required to be made by it under the 1933 Act, the 1934 Act, Rule 144 or any United States state securities laws and regulations thereof applicable to the Company or by the rules and regulations of the Principal Trading Market, and such filings shall conform to the requirements of applicable laws, regulations and government agencies, and, unless such filings are publicly available on the SEC's EDGAR system (via the SEC's web site at no additional charge), the Company shall provide a copy thereof to the Buyer promptly after such filings. Without limiting the foregoing, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. Additionally, within four (4) Trading Days following the date of this Agreement, the Company shall file a current report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and approved by the Buyer and attaching the material Transaction Documents as exhibits to such filing. The Company shall  further  redact  all  confidential  information from  such  Form  8-K.  Additionally, the Company shall furnish to the Buyer, so long as the Buyer owns any Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the

1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other information as may be reasonably requested to permit the Buyer to sell such Securities pursuant to Rule 144 without registration.

(b)        Reporting Status.  So long as the Buyer beneficially owns Securities and for at least twenty (20) Trading Days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(c)        Listing. The Common Stock shall be listed or quoted for trading on any of (i) NYSE Amex, (ii) the New York Stock Exchange, (iii) the Nasdaq Global Market, (iv) the Nasdaq Capital Market, (v) the  OTC Bulletin Board, or (vi) the OTCQX or OTCQB. The  Company shall promptly secure the listing of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of the Transaction Documents. The Company shall comply in all material respects with the Company's  reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market and/or the Financial Industry Regulatory Authority, Inc. ("FINRA")  or any successor thereto, as the case may be, applicable to it at least through the date which is sixty (60) calendar days after the date on which each Note has been converted or paid in full.

(d)        Use of Proceeds. The Company shall use the net cash proceeds received hereunder for working capital and general corporate purposes only; provided, however, the Company will not use such proceeds to pay fees payable (i) to any broker or finder relating to the offer and sale of the Notes, or (ii) to any other party relating to any financing transaction effected prior to the Closing Date.

(e)        Publicitv, Filings, Releases, Etc.   Neither party shall disseminate any information relating to the Transaction Documents or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, "Publicity"), without giving the other party reasonable advance notice and an opportunity

to comment on the contents thereof.   Neither party will include in any such Publicity  any statement  or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included.  In furtherance  of the foregoing, the Company shall provide to the Buyer's  Counsel a draft of the first current report on Form 8-K or a quarterly or annual report on Form I 0-Q or I 0-K, as the case may be, intended to be  made  with  the  SEC  which  refers  to the  Transaction  Documents  or the  transactions  contemplated thereby as soon as practicable (but at least two (2) Trading Days before such filing will be made) and shall not include in such filing (or any other filing filed before then) any statement or statements or other material  to  which  the  Buyer  reasonably  objects,  unless  in the  reasonable  opinion  of  counsel  to  the Company  such statement  is legally required to be included. Notwithstanding  the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Documents in filings made with the SEC (but any descriptive text accompanying or part of such filing shall be subject to the other provisions of this subsection).

(f)         FINRA Rule 5110. In the event that the Corporate  Financing Rule 5110 of FINRA is or becomes applicable to the transactions contemplated  by the Transaction  Documents or to the sale by a Holder of any of the Securities, then the Company shall, to the extent required by such rule, timely make any filings and cooperate with any broker or selling stockholder  in respect of any consents, authorizations  or approvals  that  may be necessary  for  FINRA to timely  and  expeditiously  permit  the Holder to sell the Securities.

(g)        Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries shall be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence,  amortization,  taxes, bad debts and other purposes in connection with its business shall be made.

(h)        Corporate  Existence.   The Company shall (i) do all things necessary  to remain duly qualified and in good standing  in each jurisdiction  in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification  necessary; (ii) preserve and keep in full force and effect all licenses or similar qualifications  required by it to engage in its business in all jurisdictions in which it is at the time so engaged; (iii) continue to engage in business of the  same  general  type  as conducted  as of  the  date  hereof;  and  (iv)  continue  to  conduct  its business substantially as now conducted or as otherwise permitted hereunder.

(i)       Taxes.   The Company  shall  pay and discharge  promptly  when  due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate  proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP.

(j)           Compliance. The Company shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits,  licenses, authorizations  and  requirements  (collectively, "Requirements")  of all  governmental bodies, insurers, departments, commissions, boards, courts, authorities, officials or officers which are applicable to the Company, its business, operations, or any of its properties, except where the failure to so comply would not have a Material Adverse Effect; provided, however, that nothing provided herein shall prevent the Company from contesting in good faith the validity or the application of any Requirements.

(k)

Intentionally Deleted.

(1)        Litigation.  From and after the date hereof and until all of the Company's obligations hereunder and the Notes are paid and performed in full, the Company shall notify the Buyer in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company involving a claim in excess of $100,000.00.

(m)       Performance  of  Obligations.    The  Company  shall  promptly  and  in  a timely fashion perform and honor all demands, notices, requests and obligations  that exist or may arise under the Transaction Documents.

(n)        Failure  to  Make  Timely  Filings.     The  Company  agrees  that,  if  the Company  fails to timely  file on the SEC's  EDGAR system any  information  required  to be filed  by it, whether  on a Form  I 0-K, Form  I 0-Q, Form 8-K, Proxy Statement  or otherwise  so as to be deemed  a "reporting issuer" with current public information  under the 1934 Act, the Company shall  be liable to pay to the Holder, in addition to any other available remedies in the Transaction  Documents or at law or in equity,  an  amount  based  on  the  following  schedule  (where,  for  purposes  of  this  subsection,  "No. Trading Days Late" refers to each Trading Day after the latest due date for the relevant filing):

No. Trading Days Late

Late Filing Payment For

Each $10,000.00 of

Outstanding Principal of the Notes

I

2

3

4

5

6

7

8

9

10

>10

$100.00

$200.00

$300.00

$400.00

$500.00

$600.00

$700.00

$800.00

$900.00

$1,000.00

$1,000.00 + $200.00 for each Trading

Day late beyond I 0

The Company shall pay any payments incurred under this subsection in immediately available funds upon demand  by the  Holder; provided, however, that the  Holder  making  the demand  may specify  that  the payment shall be made in shares of Common Stock at the Conversion Price applicable to the date of such demand.    If the  payment  is to  be made in shares of Common  Stock, such  shares  shall  be considered Conversion Shares under the Notes, with the "Delivery Date" for such shares being determined from the date  of such  demand. The  demand  for  payment of such amount  in shares  of Common  Stock shall  be considered a "Conversion Notice" under the Notes (but the delivery of such shares shall be in payment of the amount contemplated by this subsection and not in payment of any principal or interest on the Notes).

(o)        Share   Reserve.   In  order  to  allow   for,  as  of  the   relevant   date  of determination,  the conversion of the entire Outstanding Balance into Common Stock, the Company shall take  all  action  necessary  from  time  to  time  to  reserve  for  the  benefit  of  the  Holder  the  number  of authorized   but  unissued  shares  of  Common  Stock  equal  to  the  amount  calculated  as  follows  (such calculated  amount  is referred  to as the "Share Reserve"): two times the higher of (i) the Outstanding

Balance divided by the Conversion Price, and (ii) the Outstanding Balance divided by the Market Price. If at any time the Share Reserve is less than required herein, the Company shall immediately increase the Share Reserve in an amount equal to no less than the deficiency. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call a special meeting of the stockholders as soon as practicable after such occurrence, but in no event later than thirty (30) calendar days after such occurrence, and hold such  meeting as soon as practicable thereafter, but in no event later than sixty (60) calendar days after such occurrence (subject to compliance with all required regulatory filings for such a meeting), for the purpose of increasing the number of authorized shares of Common Stock. The Company's management shall recommend to the Company's  stockholders to vote in favor of increasing the number of authorized shares of Common Stock.  Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. The Company shall use its best efforts to cause such additional shares of Common Stock to be authorized so as to comply with the requirements of this subsection. All calculations with respect to determining the Share Reserve shall be made without regard to any limitations on conversion of the Notes.

(p)        DWAC Eligibility. At all times during which any portion of either Note remains outstanding, the Company shall cause all DWAC Eligible Conditions to be satisfied.

(q)        Anti-Dilution Certification.  For so long as any portion of either Note remains outstanding, the Company shall deliver to the Buyer on or before the 1Oth day of each month a certification in the form attached hereto as ANNEX XII whereby the Company shall notifY the Buyer of a Dilutive Issuance (as defined in the Notes) or any other event(s) that occurred during the previous month that triggers anti-dilution protection or other adjustments to the applicable Conversion Price (each an "Anti-Dilution  Event"),  or, if no Anti-Dilution Event occurred, certifying to the Buyer that no Anti Dilution Event occurred during the previous month.

(r)         Change  in  Nature  of  Business. The  Company  shall  not  directly  or indirectly engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company on the date of this Agreement or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose if such modification may have a material adverse effect on any rights of, or benefits to, the Holder under any of the Transaction Documents.

(s)        Maintenance  of  Properties,  Etc.  The  Company  shall  maintain  and preserve, and cause each of  its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business, in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(t)         Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(u)        Restriction  on  Redemption.  The   Company  shall  not,   directly  or indirectly, redeem or repurchase its capital stock without the prior express written consent of the Holder.

(v)        Restriction on  Transfer  of  Assets. The  Company shall  not, and  the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired, whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights supported by fair market value consideration as determined in the reasonable discretion of the board of directors or the Chief Executive Officer ofthe Company or its Subsidiary, as the case may be, or (ii) sales of inventory in the ordinary course of business.

(w)       Existence of  Liens. The Company shall  not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow, grant, or suffer to exist any mortgage, lien,  deed  of  trust,  pledge,  charge,  security  interest,  tax  lien,  judgment,  or  other  encumbrance (collectively, "Liens"),  upon the property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries, other than Permitted Liens.

(x)        Intellectual Property.  The Company shall not, and the Company shall not permit any of its Subsidiaries, directly or indirectly, to encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and  like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Company and its Subsidiaries connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens.

(y)        Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a person that is not an Affiliate thereof.

(z)        Certain Negative Covenants of the Company.  From and after the date hereof and until all of the Company's obligations hereunder and each Note are paid and performed in full, the Company shall not:

(i)         Incur any new indebtedness for borrowed money that includes an equity conversion component with a conversion feature more favorable than that available to the Buyer as provided herein or in the Notes, taking into account the original issue discount, provisions relating to  conversion  rights, and fee  reimbursement as  provided  in  the  Notes; provided, however, that if the Company is in breach of any of its obligations under this Agreement, then Buyer shall also have the right, in its sole and absolute discretion, to disallow any new indebtedness for borrowed money without the prior written consent of Buyer.

(ii)       Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Company, or amend or modifY any agreement related to any of the foregoing, except on terms that are no less favorable, in any material respect, than those obtainable from any person or entity who is not an Affiliate of the Company.

(iii)       So long as either Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or  indirectly, pay cash dividends or distributions on any equity securities of the Company or of its Subsidiaries.

(aa)     Piggyback Registrations. (i) During the ninety (90) calendar days immediately following the Closing Date, and (ii) any time after the six-month anniversary of the Closing Date during which  the Buyer is not eligible to sell Shares under Rule 144, the Company shall notifY the Buyer in writing at least fifteen (15) Trading Days prior to the filing of any Registration Statement for purposes of a public offering of securities of the Company (including, but not limited to, Registration Statements relating to secondary offerings of securities of the Company) and will afford the Buyer an opportunity to include in such Registration Statement all or part of the Shares it holds. If the Buyer desires to include in any such Registration Statement all or any part of the Shares held by it, the Buyer shall, within fifteen (15) Trading Days after the above-described notice from the Company, so notifY the Company in writing. Such notice shall state the intended method of disposition of the Shares by the Buyer. In the event the Buyer desires to include less than all of its Shares in any Registration Statement it shall continue to have the right to include any Shares in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.  Any piggy-back registration rights shall be subject to approval of the underwriter of the offering which is the subject of such Registration Statement, and the number of shares, if any, which may be included in such Registration Statement shall be limited by restrictions in SEC and other regulatory agencies regulations on the maximum number of shares allowed in the offering.

(bb)      Rule 144 Opinion. Either counsel to the Company has delivered to the Buyer an opmmn letter, or the Company shall accept, in its reasonable discretion, an opinion letter prepared by legal counsel of Buyer's choosing (in either case, the "Opinion  Letter"),  stating that (i) the Company is not a shell company or the type of"issuer" defined in Rule 144(i)(I) under the 1933 Act (a "Shell  Company"),  (ii)  the  Company has  never  been  a  Shell  Company,  (iii)  the  Company  is  in compliance with all filing requirements under Rule 144 as of the date hereof, and (iv) the Shares may be sold by the Buyer without any restrictions pursuant to Rule 144, so long as the applicable holding period specified by Rule 144 is satisfied, and, as applicable, the Company shall give instructions to its Transfer Agent to issue shares of Common Stock upon conversion of the Notes based upon or otherwise consistent with such Opinion Letter.

(cc)      Transfer Agent Reserve. From and after the date hereof and until all of the Company's obligations hereunder and each Note are paid and performed in full:

(i)         the Company shall at  all times require its Transfer Agent to establish a reserve of shares of authorized but unissued Common Stock in an amount not less than the Share Reserve (the "Transfer Agent Reserve");

(ii)       the  Company  shall  require  its  Transfer  Agent  to  hold  the Transfer Agent Reserve for the exclusive benefit of the Holder and shall authorize the Transfer Agent to issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder only (subject to subsection (iii) immediately below);

(iii)      the Company shall cause the Transfer Agent to agree that when the Transfer Agent issues shares of Common Stock to the Holder pursuant to the Transaction Documents, the Transfer Agent will not issue such shares from the Transfer Agent Reserve, unless such issuance is pre-approved in writing by the Holder;

(iv)      the Company shall cause the Transfer Agent to agree that it will not reduce the Transfer Agent Reserve under any circumstances, unless such reduction is pre approved in writing by the Holder;

(v)        no less frequently than at the end of each calendar quarter, the Company shall recalculate the Transfer Agent Reserve as of such time (each a "Transfer Agent Reserve Calculation"),  and if additional shares of Common Stock are required to be added to the Transfer Agent Reserve pursuant to subsection (i) immediately above, the Company shall immediately give written instructions to the Transfer Agent to cause the Transfer Agent to set aside and increase the Transfer Agent Reserve by the necessary number of shares of Common Stock; and

(vi)       no less frequently than quarterly, the Company shall certify in writing to the Holder (A) the correctness of the Company's Transfer Agent Reserve Calculation and (B) that either (I)  the Company has instructed the Transfer Agent to increase the Transfer Agent Reserve in accordance with the terms hereof, or (2) there was no need to increase the Transfer Agent Reserve, in either case consistent with the Transfer Agent Reserve Calculation.

For the avoidance of any doubt, the requirements of this Section 5.2 are material to this Agreement and any violation or breach thereof by the Company shall constitute a default under this Agreement.

6.

TRANSFER AGENT.

6.1.       Instructions. The Company covenants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 5.l(a)  hereof, the Company will give the Transfer  Agent  no  instructions inconsistent with the Transfer  Agent Letter.  Except as  required  by Sections 5.l(a)  and 5.l(b) of this Agreement and the Transfer Agent Letter, the Shares shall otherwise be freely transferable on the books and  records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. Nothing in this subsection shall affect in any way the Buyer's  obligations and agreement to comply with all applicable securities  laws upon resale of the Securities.  If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (i)(B) of Section 5.1(a) of this Agreement is not required under the 1933 Act or upon request from a Holder while an applicable Registration Statement is effective, the Company shall (except as provided in clause (ii) of Section 5.!(a) of this Agreement) permit the transfer of the Securities and, in the case of the Conversion Shares, use its best efforts to cause the Transfer Agent to promptly deliver to the Holder or its broker, as applicable, such Conversion Shares by way of the OWAC system.

6.2.       DWAC Eligible. The Company specifically covenants that, as of the Closing Date, all OWAC Eligible Conditions are satisfied. The Buyer hereby acknowledges that the current transfer agent is not approved as an agent in the DTC/FAST Program. However, the Company covenants and agrees that no later than 180 days after the Closing Date, the Company's Transfer Agent will be approved as an agent in the DTC/FAST Program. After such 180-day period, the Company shall notify the Buyer in writing if the Company at any time while the Holder holds Securities becomes aware of any plans of the Transfer Agent to voluntarily or involuntarily terminate its participation in the DTC/FAST Program. Furthermore, after such I 80-day period, while any Holder holds Securities, the Company shall at all times maintain  a transfer agent which participates  in the DTC/FAST  Program, and the Company shall not appoint any transfer agent which does not participate in the DTC/FAST Program. Nevertheless, if at any time the Company receives a Conversion Notice and all OWAC Eligible Conditions are not then satisfied   (including  without  limitation  because  the  Transfer  Agent  is  not  then  participating   in  the DTC/FAST  Program or the Conversion  Shares  are not otherwise transferrable  via the OWAC system), then  the Company  shall  instruct the Transfer  Agent  to immediately  issue one or more certificates  for Common  Stock  without  legend  in such  name and  in such  denominations  as  specified  by the  Holder consistent with the terms and conditions of the Transaction Documents.

6.3.       Transfer  Fees. The Company  shall assume any fees or charges  of the Transfer Agent  or  Company  Counsel  regarding  (a)  the  removal  of a  legend  or  stop  transfer  instructions  with respect to the Securities, and (b) the issuance of certificates or DWAC registration to or in the name of the Holder or the Holder's  designee or to a transferee as contemplated by an effective Registration Statement.

7.

DELIVERY OF SHARES.

7.I.

Delay in Issuing Shares.

{a)        The  Company  understands  that  a delay  in the  delivery  of Conversion Shares,  whether  on conversion  of all or any portion of a Note and/or  in payment  of accrued  interest, beyond the relevant Delivery Date could result in economic loss to the Holder. As compensation  to the Holder for such loss, in addition to any other available remedies in the Transaction  Documents or at law or  in equity, the  Company  shall  pay late payments to the  Holder for  late delivery  of the Conversion Shares in accordance  with the following schedule (where, for purposes of this subsection, "No. Trading Days Late" is defined as the number of Trading Days beyond three (3) Trading Days after the applicable Delivery Date):

No. Trading Days Late

Late Payment for Each $10,000.00

of Principal or Interest Being Converted under the Notes

                                             1

2

3

4

5

6

7

8

9

10

>10

$100.00

$200.00

$300.00

$400.00

$500.00

$600.00

$700.00

$800.00

$900.00

$!,000.00

$1,000.00 + $200.00 for each Trading Day Late beyond 10

As elected  by the Holder, the amount of any payments incurred under this Section 7.l(a) shall either be automatically  added  to the  principal  balance  of the applicable  Note (without  the  need to  provide  any notice to the Company) or otherwise paid by the Company in immediately available funds upon demand. Nothing  herein shall limit the Holder's  right to pursue additional  damages for the Company's failure to issue  and  deliver  the  Conversion  Shares  to  the  Holder  within  a  reasonable  time.    The  Company acknowledges  that if the Company fails to effect delivery of the Conversion Shares as and when required,

the Holder may revoke the Conversion Notice or Notice of Exercise pursuant to the terms set forth in the Notes.   Notwithstanding any such revocation, the charges described in this Section 7.1(a) which have accrued through the date of such revocation shall remain due and owing to the Holder.

(b)

Intentionally Deleted.

7.2.

Intentionally Deleted.

8.

CLOSING DATE.

8.1.      The Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 9 and I 0 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

8.2.

Closing shall occur at the offices of the Buyer and shall take place no later than

3:00 P.M., Eastern Time, or on such day or such other time as is mutually agreed upon by the Company and the Buyer.

9.          CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL THE NOTES AND PURCHASE THE INTEREST. The Company's  obligation to sell the Securities to the Buyer and to purchase the Interest from the Buyer  pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Company:

9.1.

The  execution and  delivery of  this Agreement and, as  applicable, the  other

Transaction Documents by the Buyer.

9.2.      The execution and delivery by the Buyer of that certain Interest Assignment substantially in the form attached hereto as ANNEX XIII (the "Interest Assignment"), whereby the sale, assignment, transfer, conveyance and delivery of the Interest from Buyer to the Company shall be effected.

9.3.      Delivery by the Buyer of the Interest (by way of the Interest Assignment) and the Cash Consideration as payment in full of an amount equal to the Purchase Price in accordance with this Agreement, with respect to the Initial Note, and payment by the Buyer of the Second Note Consideration, with respect to the Second Note.

9.4.       The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date.

9.5.      There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

10.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE THE NOTES AND SELL THE INTEREST. The Buyer's obligation to purchase the Securities from the Company and to sell the Interest to the Company pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Buyer:

I 0.1.    The execution and delivery of this Agreement, the Transfer Agent Letter, the Secretary's Certificate, the Interest Assignment, and, as applicable, the other Transaction Documents by the Company.

I 0.2.

The  execution  and  delivery  of  the  Guaranty  and  the  Burgoyne  Security

Agreement by Burgoyne.

10.3.

The execution and delivery of the Internet Services Agreement Assignment by

!kana, the Company and Burgoyne.

10.4.

The execution and delivery of the Transition Services Agreement by Burgoyne.

Burgoyne.

I 0.5.

The execution and delivery of the !kana  Consent by Ikano, the Company and

I 0.6.    The delivery by the Company to the Buyer of the Note, in original form, duly executed by the Company, in accordance with this Agreement.

10.7.    On  the  Closing  Date, each  of  the  Transaction  Documents executed  by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder.

I 0.8.    The Company shall have authorized and reserved for the purpose of issuance under the Transaction Documents shares of Common Stock in an amount no less than the Share Reserve as of the Closing Date.

10.9.    The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement and the other Transaction Documents, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date.

I 0.10.  There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

10.1 I. From and after the date hereof up to and including the Closing Date, each of the following conditions will remain in effect: (a) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (b) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (c) no minimum prices shall been established for securities traded on the Principal Trading Market; (d) there shall not have been any material adverse change in any financial market; and (e) there shall not have occurred any Material Adverse Effect.

I 0.12.   Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained (a) all governmental approvals required in connection with the lawful sale and issuance of the Securities, and (b) all third party approvals required to be obtained by the Company in connection with the execution and delivery of the Transaction Documents by the Company or the performance of the Company's obligations thereunder.

contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Buyer.

10.14.  With  respect to the  Second  Note only, the satisfaction  of  the  Second  Note

Purchase Condition.

II.

INDEMNIFICATION.

11.1.    The Company agrees to defend, indemnify and forever hold harmless the Buyer and its stockholders, directors, officers, managers, members, partners, Affiliates, employees, attorneys, and agents, and each Buyer Control Person (collectively, the "Buyer  Parties") from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"),  joint or several, and any action in respect thereof to which the Buyer or any of the other Buyer Parties becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement or any of the other Transaction Documents, as such Damages are incurred. The Buyer Parties with the right to be indemnified under this subsection (the "Indemnified  Parties") shall have the right to defend any such action or proceeding with attorneys of their own selection, and the Company shall be solely responsible for all costs and expenses related thereto.  If the Indemnified Parties opt not to retain their own counsel, the Company shall defend any such action or proceeding with attorneys of its choosing at its sole cost and expense, provided that such attorneys have been pre-approved by the Indemnified Parties, which approval shall not be unreasonably withheld, and provided further that the Company may not settle any such action or proceeding without first obtaining the written consent of the Indemnified Parties.

11.2.    The indemnity contained in this Agreement shall be in addition to (a) any cause of action or similar rights of the Buyer Parties against the Company or others, and (b) any other liabilities the Company may be subject to.

12.       SPECIFIC PERFORMANCE. The Company and the Buyer acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Transaction Documents were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties (including any Holder) shall be entitled to an injunction or  injunctions, without the necessity to  post a  bond (except as specified below), to  prevent or cure breaches of the provisions of this Agreement or any of the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity; provided, however, that the Company, upon receipt of a Conversion Notice, may not fail or refuse to deliver certificates representing shares of Common Stock and the related legal opinions, if any, or if there is a claim for a breach by the Company of any other provision of this Agreement or any of the other Transaction Documents, the Company shall not raise as a legal defense any claim that the Holder or anyone associated or affiliated with the Holder has violated any provision hereof or any of the other Transaction Documents or has engaged in any violation of law or any other claim or defense, unless the Company has first posted a bond for one hundred fifty percent (150%) of the principal amount and, if relevant, then obtained a court order specifically directing it not to deliver such certificates to the Holder. The proceeds of such bond shall be payable to the Holder to the extent that the Holder obtains judgment or its defense is recognized.  Such bond shall remain in effect until the completion of the relevant proceeding and, if the Holder appeals therefrom, until all such appeals are exhausted.  This provision is deemed incorporated by reference into each of the Transaction Documents as if set forth therein in full.

receive shares of Common Stock in payment of interest or principal under the Notes or upon conversion of  the Notes, so that the Buyer would,  together  with other shares of Common  Stock  held by it or  its Affiliates,  hold by virtue of such action or receipt of additional  shares of Common Stock a number of shares exceeding the Maximum Percentage (as defined in the Notes), the Company shall not be obligated and shall not issue to the Buyer shares of Common Stock which would exceed the Maximum Percentage, but only until such time as the Maximum Percentage would no longer be exceeded by any such receipt of shares of Common Stock by the Buyer. The foregoing limitations regarding the Maximum Percentage are enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Buyer. Additionally,  if at any time after the Closing the Market Capitalization of the Common Stock (as defined in the Notes) falls below $3,000,000,  then from that point on, for so long as the Buyer or its Affiliate owns Common Stock or rights to acquire Common Stock, the Company shall post (or cause to be posted), no less frequently than every thirty (30) calendar days, the then-current number of issued and outstanding shares of its capital stock to the Company's web page located at OTCmarkets.com  (or such other web page approved  by the Holder). The Company understands that its failure to so post its shares outstanding could result in economic loss to the Holder.  As compensation to the Holder for such loss, in addition to any other available remedies in the Transaction  Documents or at law or in equity, the Company shall pay the Holder a late fee of $500.00  per calendar day for each calendar day that the Company fails to comply with the foregoing obligation to post its shares outstanding.  As elected by the Holder, the amount of any late fees incurred under this Section 13 shall either be automatically added to the principal balance of the applicable  Note  (without  the  need  to  provide  any  notice  to  the  Company)  or  otherwise  paid  by the Company in immediately available funds upon demand.

14.

RESTRICTIONS  ON ISSUANCE OF COMPANY SECURITIES.

14.1.

Intentionally Deleted.

14.2.

Intentionally Deleted.

14.3.

Intentionally Deleted.

15.

MISCELLANEOUS.

15.I.     Governing Law: Venue. This Agreement shall be governed  by and interpreted in accordance  with the laws of the State of Utah for contracts  to be wholly  performed  in such state and without giving effect to the principles thereof regarding the conflict of laws.  Each party hereto hereby (a) consents  to and  expressly  submits  to the  exclusive  personal jurisdiction  of  any  state  or federal  court sitting in Salt Lake County, Utah in connection with any dispute or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined  in any such court, (c) expressly submits to the venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient  forum  or  any  other  claim  or  objection  to the  bringing  of  any  such  proceeding  in such jurisdictions  or to any claim that such  venue of the suit, action or proceeding  is improper.  Each  party hereto hereby irrevocably  consents to the service of process of any of the aforementioned  courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) calendar days after such mailing.

15.2.     Successors and Assigns:Third  Partv Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors  and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

15.3.    Pronouns. All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

15.4.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

15.5.    Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

15.6.    Severabilitv. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Jaw, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

15.7.    Entire  Agreement.  This  Agreement,  together   with  the   other  Transaction Documents, constitutes and contains the entire agreement and understanding between the parties hereto, and supersedes all prior oral or written agreements and understandings between Buyer, Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and, except as specifically set forth herein or therein, neither Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.

15.8.    Amendment. Any amendment, supplement or modification of or to any provision of this Agreement, shall be effective only if it is made or given by an instrument in writing (excluding any email message) and signed by Company and Buyer.

15.9.    No Waiver. No forbearance, failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement shall be effective (a) only if it is made or given in writing (including an email message) and (b) only in the specific instance and for the specific purpose for which made or given.

15.10.  Currency. All dollar amounts referred to or contemplated by this Agreement or any other Transaction Documents shall be deemed to refer to US Dollars, unless otherwise explicitly stated to the contrary.

15.11.  Assignment. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or  in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer; provided, however, that in the case of a merger, sale of substantially all of the Company's  assets or other corporate reorganization, the Buyer shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by

Buyer to a third party, including its financing sources, in whole or in part, without the need to obtain the

Company's consent thereto.

15.12.  Advice of Counsel. In connection with the preparation of this Agreement and all other Transaction Documents, the Company, for itself and on behalf of its stockholders, officers, agents, and representatives acknowledges and agrees that Buyer's Counsel prepared initial drafts of this Agreement and all of the other Transaction Documents and acted as legal counsel to the Buyer only. The Company, for itself and on behalf of its stockholders, officers, agents, and representatives, (a) hereby acknowledges that he/she/it has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Transaction Documents with legal counsel of his/her/its choice, and (b) either has sought such legal counsel or hereby waives the right to do so.

15.13.  No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

15.14.  Attorney's  Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys' fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court's power to award fees and expenses for frivolous or bad faith pleading.

15.15. Waiver  of  Jury  Trial. EACH  PARTY  TO  THIS  AGREEMENT IRREVOCABLY WAIVES  ANY  AND  ALL  RIGHTS  IT MAY  HAVE  TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANYWAY RELATED  TO   THIS   AGREEMENT  OR   THE   RELATIONSHIPS  OF   THE   PARTIES HERETO  BE TRIED  BY JURY.   THIS  WAIVER  EXTENDS TO  ANY  AND  ALL  RIGHTS TO   DEMAND  A   TRIAL    BY   JURY   ARISING    UNDER    COMMON  LAW   OR   ANY APPLICABLE STATUTE, LAW,  RULE  OR REGULATION. FURTHER, EACH  PARTY HERETO ACKNOWLEDGES THAT  IT IS KNOWINGLY AND  VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL  BY JURY.

15.16.  Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Buyer may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

15.17.  Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the  intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

15.18.  Notices. Any notice required or permitted hereunder shall be given in writing

(unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(a)

the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile or electronic mail transmission,

(b)

the fifth Trading Day after deposit, postage prepaid, in the United States

Postal Service by registered or certified mail, or

(c)

the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) calendar days'  advance written notice similarly given to each of the other parties hereto):

If to the Company:

Novation Holdings, Inc. Attn: Michael Gelmon

1800 NW Corporate Boulevard, Suite 201

Boca Raton, FL 3343 I

with a copy to (which shall not constitute notice): Novation Holdings, Inc.

Attn: Ezequiel Rodriguez, Secretary and Corporate

1365 N. Courtenay Parkway, Suite A Merritt Island, Fl32953

Telephone: 321-452-9091

If to the Buyer:

ISP Holdings, LLC Attn: John M. Fife

303 East Wacker Drive, Suite 1200

Chicago, Illinois 6060 I

with a copy to (which shall not constitute notice): Hansen Black Anderson PLLC

Attn: Jonathan K. Hansen

2940 West Maple Loop Drive, Suite I 03

Lehi, Utah 84043

Telephone: 801.922.5000

15.19. Cross Default. Any Event of Default shall be deemed a default under this Agreement. Upon such a default of this Agreement by the Company, the Buyer shall have all those rights and remedies available at law or in equity, including without limitation those remedies set forth in the Notes.

15.20.  Expenses. Except as provided in Section 15.14, and except for the Transaction

Expense Amount required to be paid by the Company to the Buyer pursuant to Section 2.4, the Company and  the  Buyer  shall  be  responsible  for  paying  such  party's  own  fees  and  expenses  (including  legal expenses)  incurred in connection with the preparation and negotiation of this Agreement and the other Transaction  Documents and the closing of the transactions contemplated  hereby and thereby.

15.21.   Replacement of the Notes. Subject to any restrictions on or conditions to transfer set forth in the Notes, the Holder of a Note, at its option, may in person or by duly authorized  attorney surrender the same for exchange at the Company's  principal corporate office, and promptly thereafter and at the Company's expense, except  as provided  below, receive  in exchange  therefor  one or more new secured convertible  promissory note(s), each in the principal amount requested  by such Holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such Holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. As applicable, upon receipt by the Company of evidence  reasonably satisfactory  to it of the ownership of and the loss, theft, destruction  or mutilation of the Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory  to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new secured convertible  promissory note executed  in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which  interest shall have been paid on the Note or, if no interest shall have yet been so paid, dated the date of the Note.

16.        SURVIVAL   OF  COVENANTS,   REPRESENTATIONS   AND   WARRANTIES.   The Company's and the Buyer's  covenants, agreements, representations and warranties contained herein shall survive  the  execution  and  delivery  of this  Agreement  and  the  other  Transaction  Documents  and  the Closing hereunder for the maximum time allowed by applicable  law, and shall inure to the benefit of the Buyer and the Company and their respective successors and permitted assigns.

[Remainder of the page intentionally left blank; signature page to follow]

IN WITNESS  WHEREOF, each of the undersigned represents that  the foregoing statements made by it above are true and correct and that it has caused this Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

THE BUYER:

ISP HOLDINGS, LLC

/s/ John Fife

By: FIFE TRADING, INC., its Manager

THE COMPANY:

NOVATION HOLDINGS, INC.

By:

/s/ Michael Gelmon

Name: Michael Gelmon

Title:     Chairman and CEO

[Signature Page To Securities Purchase Agreement]

ATTACHMENTS:

ANNEX I ANNEX II ANNEX III ANNEX IV ANNEXV ANNEX VI ANNEX VII ANNEX VIII ANNEX IX ANNEX X ANNEX XI ANNEX XII ANNEX XIII

WIRE INSTRUCTIONS NOTE

TRANSFER AGENT LETTER

SECRETARY'S CERTIFICATE SHARE ISSUANCE RESOLUTION PLEDGE AGREEMENT

BURGOYNE SECURITY AGREEMENT

GUARANTY

INTERNET SERVICES AGREEMENT ASSIGNMENT TRANSITION  SERVICES AGREEMENT

IKANO CONSENT

ANTI-DILUTION CERTIFICATION INTEREST ASSIGNMENT